Exhibit 10.56

CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☒ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☐ other ______________________ ("Agreement"), dated November 7, 2011, on property known as El Centro, Oak Hills, CA ("Property"), in which Coronus Energy Corp is referred to as ("Buyer") and Bica Family Revocable Liv Tr 7-14-08 is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to January 22, 2012 (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ______________ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ______________.
3. **OTHER EXTENSION(S):** The time for ______________ is/are extended to ______________ (Date).
4. **ADDITIONAL TERMS:** Deal is subject to Coronus board of directors approval on or before January 15, 2011

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer X PER: [signature] Date DEC. 13, 2011
Coronus Energy Corp

Buyer ______________ Date ______________

Seller X Vito R. Bica, successor trustee Date ______________
Bica Family Revocable Liv Tr

Seller ______________ Date ______________

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ______ Date ______

EQUAL HOUSING OPPORTUNITY

Agent: Mohammad Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia, CA 92392